UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2013

ARNO THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-52153	52-2286452
(Commission File Number)	(IRS Employer
Identification No.)

200 Route 31 North, Suite 104

Flemington, NJ 08822

(Address of principal executive offices and Zip Code)

(862) 703-7170

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On October 29, 2013, Arno Therapeutics, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain purchasers identified therein (the “Purchasers”) pursuant to which the Company agreed to sell, and the Purchasers agreed to purchase, an aggregate of 12,826,913 units of the Company’s securities (the “Units”), each Unit consisting of the following:

(i)	either (a) one share of common stock (each a “Share,” and collectively, the “Shares”), or (b) a five-year common stock warrant to purchase one share of common stock (collectively, the “Series C Warrant Shares”) at an exercise price of $0.01 per share (collectively, the “Series C Warrants”);

(ii)	a five-year warrant to purchase one share of common stock (collectively, the “Series D Warrant Shares”) at an exercise price of $4.00 per share (as adjusted to reflect the 1-for-8 combination of the Company’s common stock, as described under Item 5.03, below) (collectively, the “Series D Warrants”); and

(iii)	a warrant, expiring on October 31, 2014, to purchase one share of common stock (collectively, the “Series E Warrant Shares,” and together with the Series C Warrant Shares and the Series D Warrant Shares, the “Warrant Shares”) at an exercise price of $2.40 per share (as adjusted to reflect the 1-for-8 combination of the Company’s common stock, as described under Item 5.03, below) (collectively, the “Series E Warrants,” and together with the Series C Warrants and the Series D Warrants, the “Warrants”).

The Company sold and issued 8,372,855 Units consisting of Shares, Series D Warrants and Series E Warrants at a purchase price of $2.40 per Unit, and 4,454,058 Units consisting of Series C Warrants, Series D Warrants and Series E Warrants at a purchase price of $2.39 per Unit, for total gross proceeds to the Company of $30.74 million, before deducting fees and other transaction related expenses of approximately $750,000. The purchase and sale of the Units was consummated on October 29, 2013.

The Purchase Agreement contains customary representations, warranties and covenants by each of the Company and the Purchasers. In addition, the Purchase Agreement provides that each Purchaser has a right, subject to certain exceptions described in the agreement, to participate in future issuances of equity and debt securities by the Company for a period of 18 months following the effective date of the Registration Statement (defined below under “—Registration Rights Agreement”).

The Purchasers included several officers and directors of the Company, or entities affiliated with officers and directors of the Company: Arie S. Belldegrun, M.D. (including entities affiliated with Dr. Belldegrun), the Company’s Chairman of the Board (purchased Units with an aggregate purchase price of $1,150,000); Glenn R. Mattes, the Company’s President and CEO ($50,000); Commercial Street Capital, LLC ($1,650,000), an entity with which Steven B. Ruchefsky, a director of the Company, is affiliated; entities affiliated with Pontifax ($1,000,000), of which Tomer Kariv, a director of the Company, is affiliated; William F. Hamilton ($50,000), a director of the Company; and Alexander Zukiwski ($100,000), the Company’s Chief Medical Officer. All such officers and directors made such investment on the same terms as all other Purchasers under the Purchase Agreement.

The foregoing summary of the Purchase Agreement is qualified in its entirety by reference to the complete form of agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference. On October 30, 2013, the Company issued a press release announcing the issuance and sale of the Units, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

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Terms of the Warrants

Under the terms of the Purchase Agreement, each Purchaser had the option to elect to receive a Series C Warrant in lieu of a Share in connection with each Unit it purchased. The Series C Warrants have a five-year term and are exercisable at a price of $0.01 per share. The Series D Warrants are exercisable for a period of 5 years from the issuance date at an initial exercise price of $4.00 per share, subject to adjustment for stock splits, combinations, recapitalization events and certain dilutive issuances (as described below). The Series E Warrants are exercisable until October 31, 2014 at an initial exercise price of $2.40 per share, subject to adjustment for stock splits, combinations, recapitalization events and certain dilutive issuances (as described below). The applicable exercise price of the Series D Warrants and Series E Warrants (but not the Series C Warrants) is subject to a weighted-average price adjustment in the event the Company makes future issuances of common stock or rights to acquire common stock (subject to certain exceptions) at a per share price less than the applicable warrant exercise price. The Series D Warrants may be redeemed by the Company at a price of $0.01 per Warrant Share if, in addition to certain other conditions specified in such Warrants, for a period of 10 consecutive trading days following the effective date of a Securities Act registration statement covering the resale of the Warrant shares, the volume-weighted average price is at least $12.00 and the average daily trading volume of the common stock is at least 100,000 shares on each day during such 10-day period (in each case, subject to adjustment for stock splits, combinations and similar recapitalization events).

The Warrants are required to be exercised for cash, provided that if during the term of the Warrants there is not an effective registration statement under the Securities Act covering the resale of the shares issuable upon exercise of the Warrants, then the Warrants may be exercised on a cashless (net exercise) basis.

The foregoing summary of the Warrants is qualified in its entirety by reference to the complete forms of the Warrants, copies of which is attached hereto as Exhibits 4.2 and 4.3, and incorporated herein by reference.

Registration Rights Agreement

In connection with the entry into the Purchase Agreement, and as contemplated thereby, on October 29, 2013, the Company entered into a Registration Rights Agreement with the Purchasers. Pursuant to the terms of the Registration Rights Agreement, the Company agreed to file, on or before December 30, 2013 (the “Filing Date”), a registration statement under the Securities Act covering the resale of the Shares and Warrant Shares (the “Registration Statement”), and to cause such Registration Statement to be declared effective by the Commission as soon as practicable thereafter, but not later than 120 days following the date of the Registration Rights Agreement (the “Effectiveness Date”). If the Company does not file the Registration Statement by the Filing Date or obtain its effectiveness by the Effectiveness Date, then the Company is required to pay liquidated damages to the Purchasers in an amount equal to 1% of the aggregate purchase price paid by such Purchaser for the Units per month until the Registration Statement is filed or declared effective, as applicable, subject to a maximum of 10% of the aggregate purchase price paid by each Purchaser for the Units. The Company is required to maintain the effectiveness of the Registration Statement until all of the shares covered thereby are sold or may be sold pursuant to Rule 144 under the Securities Act without volume or manner-of-sale restrictions and without the requirement that the Company be in compliance with the current public information requirements of Rule 144.

The foregoing summary of the Registration Rights Agreement is qualified in its entirety by reference to the complete form of such agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Conversion of 2012 Debentures

On October 29, 2013, the Company also entered into a Conversion Agreement (the “Conversion Agreement”) with all of the holders (the “Holders”) of its 2012 8% Senior Convertible Debentures issued on November 26, 2012 and December 18, 2012 in the original principal amount of $14,857,000 (the “Debentures”). The terms of the Debentures are described in the Company’s Current Report on Form 8-K filed on November 27, 2012.

Pursuant to the Conversion Agreement, the Holders agreed to convert the entire outstanding principal amount of their Debentures, together with accrued and unpaid interest through October 29, 2013, into shares of the Company’s common stock at a conversion price of $2.40 per share (as adjusted to reflect the 1-for-8 combination of the Company’s common stock, as described under Item 5.03, below). As a result of such conversion, all of the Company’s obligations under the Debentures are fully satisfied.

As additional consideration for their agreement to convert the Debentures, the Company provided each Holder with one year of additional accrued interest and extended the term of the Series B Warrants issued to the Holders in connection with their initial purchase of the Debentures to October 31, 2014. The additional year of accrued interest was satisfied by the issuance of shares of common stock at a price of $2.40 per share (as adjusted to reflect the 1-for-8 combination of the Company’s common stock, as described under Item 5.03, below).

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In accordance with the terms of the Conversion Agreement, the Company issued an aggregate of approximately 7.1 million shares of common stock upon conversion of the Debentures.

The foregoing summary of the Conversion Agreement is qualified in its entirety by reference to the complete form of such agreement, a copy of which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Amendment to 2012 Securities Purchase and Registration Rights Agreements

On October 29, 2013, the Company also entered into a Joint Amendment No. 2 (the “Amendment”) to those certain Securities Purchase Agreement and Registration Rights Agreement, each dated November 26, 2012 (the “2012 Agreements”), among the Company and the Holders. Pursuant to the terms of the Amendment, the rights of the Holders to participate in future financing transactions was eliminated and the Holders waived certain piggy-back registration rights under the 2012 Registration Rights Agreement with respect to the registration statement to be filed by the Company in connection with the filing of the Registration Statement described above. The foregoing summary of the Amendment is qualified in its entirety by reference to the complete form of such agreement, a copy of which is attached hereto as Exhibit 10.4 and incorporated herein by reference.

Agreement with OPKO Health, Inc.

On October 29, 2013, in connection with the entry into the Purchase Agreement, the Company entered into an agreement (the “OPKO Agreement”) with OPKO Health, Inc. (“OPKO”) and Frost Group, LLC (“Frost Group”). Under the terms of the OPKO Agreement, as in inducement to the participation by OPKO and Frost Group (or its affiliates and associates) in the purchase and sale of the Units under the Purchase Agreement, the Company granted OPKO with the following rights, so long as OPKO continues to hold at least 3% of the total number of outstanding shares of the Company’s common stock, determined on a fully-diluted basis (i.e., assuming the issuance of all shares underlying outstanding options, warrants and other rights to acquire common stock): (1) OPKO shall have the right to appoint a non-voting observer to attend all meetings of the Company’s Board of Directors, provided that such appointee enters into a confidentiality agreement with the Company and shall be subject to all applicable Company policies; and (2) OPKO shall have a right of first negotiation that provides it with exclusive rights to negotiate with the company for a 45-day period regarding any potential strategic transactions that the Company’s Board of Directors elects to pursue. The foregoing summary of the OPKO Agreement is qualified in its entirety by reference to the complete form of such agreement, a copy of which is attached hereto as Exhibit 10.5 and incorporated herein by reference.

Item 3.02.     Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 is incorporated herein by reference. The offer and sale of the Shares and Warrants pursuant to the terms of the Purchase Agreement, as well as the issuance of the shares of common stock upon conversion of the Debentures pursuant to the terms of the Conversion Agreement, constituted private placements under Section 4(2) of the Securities Act of 1933, as amended, in accordance with Regulation D promulgated thereunder.

The Shares and Warrants offered and sold pursuant to the Purchase Agreement and the shares of common stock issued upon conversion of the Debentures have not been registered under the Securities Act of 1933, as amended or state securities laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from such registration requirements. As described under Item 1.01, above, the Company has agreed to file a registration statement with the Commission covering the resale of the Shares and Warrant Shares.

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Company amended its Amended & Restated Certificate of Incorporation, effective as of October 29, 2013, to effect a combination of its common stock at a ratio of 1-for-8 (the “Reverse Split”). The Reverse Split was effected immediately prior to the entry into the Purchase Agreement. The Reverse Split was authorized by the stockholders of the Company on November 10, 2010.

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Item 8.01.     Other Events.

After giving effect to the Reverse Split and the issuances of shares of the Company’s common stock pursuant to the Purchase Agreement and the Conversion Agreement, as of the close of business on October 29, 2013, the Company has approximately 20,376,400 shares of its common stock issued and outstanding.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith.

Exhibit No.	Description
4.1	Form of Series C Warrant issued October 29, 2013.
4.2	Form of Series D/E Warrant issued October 29, 2013.
10.1	Securities Purchase Agreement dated October 29, 2013, among the Company and the Purchasers named therein.
10.2	Registration Rights Agreement dated October 29, 2013, among the Company and the Holders identified therein.
10.3	Conversion Agreement dated October 29, 2013, among the Company and the Holders of the Company’s 2012 8% Senior Convertible Debentures.
10.4	Amendment No. 2 dated October 29, 2013, to Securities Purchase Agreement and Registration Rights Agreement, each dated November 26, 2012, among the Company and the Purchasers identified therein.
10.5	Agreement dated October 29, 2013, between the Company, OPKO Health, Inc. and Frost Group, LLC.
99.1	Press release of Arno Therapeutics, Inc. dated October 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2013

Arno Therapeutics, Inc.

	By:	/s/ Glenn R. Mattes
Glenn R. Mattes
President and Chief Executive Officer

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Index to Exhibits Filed with this Report

Exhibit No.	Description
4.1	Form of Series C Warrant issued October 29, 2013.
4.2	Form of Series D/E Warrant issued October 29, 2013.
10.1	Securities Purchase Agreement dated October 29, 2013, among the Company and the Purchasers named therein.
10.2	Registration Rights Agreement dated October 29, 2013, among the Company and the Holders identified therein.
10.3	Conversion Agreement dated October 29, 2013, among the Company and the Holders of the Company’s 2012 8% Senior Convertible Debentures.
10.4	Amendment No. 2 dated October 29, 2013, to Securities Purchase Agreement and Registration Rights Agreement, each dated November 26, 2012, among the Company and the Purchasers identified therein.
10.5	Agreement dated October 29, 2013, between the Company, OPKO Health, Inc. and Frost Group, LLC.
99.1	Press release of Arno Therapeutics, Inc. dated October 30, 2013.

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